UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 5, 2008

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(Date of earliest event reported)

CHINA VOIP & DIGITAL TELECOM INC.

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(Exact name of registrant as specified in its charter)

            Nevada                   333-131017                98-0509797

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(State or other jurisdiction of      Commission            (I.R.S. Employer

incorporation or organization)       File Number          Identification No.)

11th Floor Tower B1, Yike Industrial Base, Shunhua Rd,

High-tech Industrial Development Zone, Jinan, China 250101

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(Address of principal offices, including Zip Code)

86-531-87027114

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(Registrant’s telephone number, including area code)

Item 8.01 Other Events

Effective June 5, 2008, the new address for the business is 11th Floor Tower B1, Yike Industrial Base, Shunhua Rd, High-tech Industrial Development Zone, Jinan, China 250101.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

China VoIP & Digital Telecom Inc.

By: /s/ Li Kunwu

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Li Kunwu

President and CEO

Date:  June 6, 2008